                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 ______________


             Date of Report (Date of earliest event reported): N/A

                             SOUTHWEST AIRLINES CO.

             (Exact name of registrant as specified in its charter)

      TEXAS                               1-7259                 74-1563240
(State or other jurisdiction           (Commission            (I.R.S. employee
      of incorporation)                file number)          identification no.)


          P.O. Box 36611
          Love Field, Dallas, Texas                                    75235
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


Registrant's telephone number, include area code: (214) 904-4000


                                     N/A
                  (Former name or former address, if changed
                              since last report)
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Item 5.  Other Events.

         The Registrant files herewith those exhibits listed in Item 7 below.


Item 7. Financial Statements and Exhibits.

         The following exhibits, all of which are for the fiscal year ended December 31, 1994, are furnished in accordance with Item 601 of Regulation S-K.


Exhibits

         12      Calculation of Ratio of Earnings to Fixed Charges

         23      Consent of Independent Auditors

         99.1 Consolidated Financial Statements and Notes to Consolidated Financial Statements

         99.2    Report of Independent Auditors

         99.3 Management's Discussion and Analysis of Results of Operations and Financial Condition

         99.4    Financial Data Schedule
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SOUTHWEST AIRLINES CO.


February 27, 1995                          /s/ Gary C. Kelly
                                           Gary C. Kelly
                                           Vice President - Finance
                                           and Chief Financial Officer

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                              INDEX TO EXHIBITS



                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
NUMBER              DESCRIPTION                                                  PAGE
- -------             -----------                                              ------------

 12      Calculation of Ratio of Earnings to Fixed Charges

 23      Consent of Independent Auditors

 99.1    Consolidated Financial Statements and Notes to Consolidated
         Financial Statements

 99.2    Report of Independent Auditors

 99.3 Management's Discussion and Analysis of Results of Operations and Financial Condition

 99.4    Financial Data Schedule